SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 13, 2004

Stratus Properties Inc.

(Exact name of registrant as specified in its charter)

                Delaware                                              0-19989                                   72-1211572

  (State or other

            (Commission

(IRS Employer

  jurisdiction of

            File Number)

Identification

  incorporation or

            Number)

  organization)

98 San Jacinto Blvd., Suite 220

Austin, Texas 78701

(address of principal executive offices)

Registrant's telephone number, including area code:  (512) 478-5788

Item 12. Results of Operations and Financial Condition.

Stratus Properties Inc. issued a press release dated August 13, 2004, announcing its second-quarter and six months 2004 results and certain recent developments (see exhibit 99).

SIGNATURE

------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stratus Properties Inc.

By:   /s/ John E. Baker

        -------------------------------------

                John E. Baker

                    Senior Vice President and

          Chief Financial Officer

      (authorized signatory and

     Principal Financial Officer)

Date:  August 13, 2004

Stratus Properties Inc.

      Exhibit Index

Exhibit

Number

99	Press release dated August 13, 2004, titled “Stratus Properties Inc. Reports Second-Quarter and Six Months 2004 Results.”